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                                                                   EXHIBIT 10.42
                                    STAN LEE
                                 9143 Oriole Way
                              Los Angeles, CA 90068
                              As of October 8, 1999

Board of Directors of
Stan Lee Media, Inc.
15821 Ventura Boulevard, Suite 675
Encino, CA   91436

               Re:    Amendment to Employment Agreement/Rights Agreement

Ladies and Gentlemen:

               Reference is made to that certain Employment Agreement/Rights Agreement dated as of October 15, 1998 (the "Agreement"), with Stan Lee Media, Inc., as successor-in-interest to Stan Lee Entertainment, Inc. (the "Company").

               I have been represented by financial advisors and independent counsel of my own choice throughout all negotiations which have preceded the execution of this letter agreement, and have executed this letter agreement with the consent and upon the advice of such independent advisors, or have knowingly, voluntarily and willingly waived the right to such independent advisors. I represent and warrant to the Company that no person, or any agent or attorney of any person, has made any promise, representation or warranty whatsoever, express or implied, not contained in this letter agreement concerning the subject matter hereof to induce the execution of this letter agreement and acknowledge execution of this letter agreement was not in reliance upon any promise, representation or warranty not contained in this letter agreement. I hereby relinquish all right, title and interest to receive ten percent (10%) of all net profits after taxes reported by the Company on its Federal Tax Return as provided for in Section 3(b) of the Agreement. Except as otherwise amended hereby, the Agreement shall remain in full force and effect.

               If you have any questions regarding the foregoing, please feel free to contact the undersigned.
                                            EXCELSIOR!

                                            /s/ Stan Lee
                                            STAN LEE
ACCEPTED AND APPROVED:
Stan Lee Media, Inc.

By:  /s/ Gill Champion
     -----------------------------
         Gill Champion,
          Chief Operating Officer
Dated:  October 22, 1999.